Exhibit 21




                               SEMCO ENERGY, INC.

                              List of Subsidiaries
                         Exhibit 21 to Form 10-K (2000)


As of December 31, 2000, the subsidiaries of SEMCO Energy, Inc. (the Registrant) were:


--   Alaska  Pipeline  Company,  an  Alaska  corporation
--   Aretech  Information  Services,  Inc.,  a  Michigan  corporation
--   SEMCO  Energy  Ventures,  Inc.,  a  Michigan  corporation
-- Flint Construction Company, a Georgia corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Flint Paving Company, Inc., a Georgia corporation (a subsidiary of Flint Construction Company)
-- Hotflame Gas, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Iowa Pipeline Associates, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- K & B Construction, Inc., a Kansas corporation (a subsidiary of Iowa Pipeline Associates, Inc.)
-- KLP Construction Co., Inc., an Illinois corporation (a subsidiary of Iowa Pipeline Associates, Inc.)
-- Long's Underground Technologies, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Maverick Pipeline Services, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- NATCOMM, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Oilfield Materials Consultants, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Arkansas Pipeline Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
--   SEMCO  Energy  Construction  Co.,  a  Michigan corporation (a subsidiary of
     SEMCO  Energy  Ventures,  Inc.)
-- SEMCO Gas Storage Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Gathering Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Pipeline Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Southeastern Development Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Southeastern Financial Services, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Sub-Surface Construction Co., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)


Each of the above-listed companies does business only under its respective corporate name as indicated above, except as follows:

-- SEMCO Energy, Inc. does business in Alaska under the name ENSTAR Natural Gas Company and in Michigan as SEMCO Energy Gas Company.
-- Aretech Information Services, Inc. does business in Michigan under the name Arenet.net and Arenet.
-- Oilfield Materials Consultants, Inc. does business in Texas under the name Michigan Oilfield Materials Consultants, Inc.
-- Sub-Surface Construction Co. does business in Ohio under the name Sub Surface Gas Services and Main Construction Co.